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                  TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY


       NUMBER                                                                                                         SHARES
----------------------                                                                                        ----------------------
                                                               [me VC LOGO]

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                                                   DRAPER FISHER JURVETSON FUND I, INC.                          CUSIP 55271E 10 5

                                                                                                                 SEE REVERSE FOR
                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                   CERTAIN DEFINITIONS

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This Certifies that













is the recent holder of
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                              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

     ---------------------------------------                                           ---------------------------------------
-------------------------------------------- MEVC DRAPER FISHER JURVETSON FUND I, INC. ---------------------------------------------
     ---------------------------------------                                           ---------------------------------------

                                                        CERTIFICATE OF STOCK

transferable on the book of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid/until countersigned by the Transfer Agent and registered by the
Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                                               [SEAL]
                                             MEVC DRAPER FISHER JURVETSON FUND I, INC.
                                                             CORPORATE
                                                                SEAL
       /s/                                                    DEC. 2,                 /s/
                                                                1999
                                                              DELAWARE
            PRESIDENT                                                                       TREASURER


COUNTERSIGNED AND REGISTERED:
        STATE STREET BANK AND TRUST COMPANY
                                      TRANSFER AGENT
BY                                     AND REGISTRAR

                                AUTHORIZED SIGNATURE


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                   AMERICAN BANK NOTE COMPANY                            PRODUCTION COORDINATOR: MARY TARTAGLIA: 215-784-5821
                  66TH STREET AT SANSOM STREET                                        PROOF OF FEBRUARY 29, 2000
                     PHILADELPHIA, PA 19138                                                       MEVC
                        (215) 764-8800                                                        M 65463 face
 ................................................................   .................................................................
               SALES:   M. SANDHU:  415-643-8565                                        OPERATOR:           ag
 ................................................................   .................................................................
               /NET/BANKNOTE/HOME 13/MEVC/H65463                                                  NEW
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                                                      LOGO IS FOR POSITION ONLY

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   The Corporation shall furnish without charge to each stockholder who as requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the
Corporation's Secretary at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM  - as tenants in common                                          UNIF GIFT MIN ACT-______________Custodian ______________
   TEN ENT  - as tenants by the endorsee                                                        (Cust)                   (Minor)
   JT TEN   - as joint tenants with right of                                                  under Uniform Gifts to Minors
              survivorship and not as tenants                                                 Act____________________
              in common                                                                                (State)
                                                                            UNIF TRF MIN ACT-__________Custodian (until age________)
                                                                                               (Cust)
                                                                                             _______________ under Uniform Transfers
                                                                                                 (Minor)
                                                                                             to Minors Act ____________________
                                                                                                                   (State)

                              Additional abbreviations may also be used though not in the above list.


     For Value Received, _______________________________ hereby sell(s), assign(s) and transfer(s) unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------

--------------------------------------------


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                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                                                                              Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                            Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ----------------------------



                                             X
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                                             X
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                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                               FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                               CHANGE WHATEVER.


Signature(s) Guaranteed






By
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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 197d-16.



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                   AMERICAN BANK NOTE COMPANY                            PRODUCTION COORDINATOR: MARY TARTAGLIA: 215-784-5821
                  66TH STREET AT SANSOM STREET                                        PROOF OF FEBRUARY 29, 2000
                     PHILADELPHIA, PA 19138                                                       MEVC
                        (215) 764-8800                                                        H 65463 back
 ................................................................   .................................................................
               SALES:   M. SANDHU:  415-643-8565                                        OPERATOR:           ag
 ................................................................   .................................................................
               /NET/BANKNOTE/HOME 13/MEVC/H65463                                                   NEW
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